Exhibit 10.1

FORM OF

AMENDMENT TO

CHANGE OF CONTROL AGREEMENT

This AMENDMENT TO CHANGE OF CONTROL AGREEMENT (the “Amendment”) is dated as of                          , 2007, between Cytyc Corporation, (the “Company”), and                      (the “Employee”).

WHEREAS, the Employee and the Company have previously entered into a Change of Control Agreement dated as of                     , 200    (the “Agreement”); and

WHEREAS, the parties desire to enter into this Amendment to revise the terms of the Agreement to provide that certain payments will be made immediately prior to the consummation of the Agreement and Plan of Merger by and among Hologic, Inc., Nor’easter Corp. and the Company dated as of May     , 2007 (the “Merger Agreement”);

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements of the parties contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. This Amendment shall become effective immediately prior to the Effective Time (as defined in the Merger Agreement). In the event that the Merger Agreement is terminated prior to the Effective Time, this Amendment shall be of no further force and effect.

2. Immediately prior to the Effective Time, the Company shall pay to the Employee the amount set forth in Section 2(a)(i)(B) of the Agreement (the “Change of Control Payment”), notwithstanding the requirement of Section 2(a) of the Agreement that Employee experience a termination of employment to receive such payment.

3. Employee acknowledges that in no event is he entitled to receive more than one Change of Control Payment under the terms of the Agreement and this Amendment.

4. Except as otherwise provided herein, the Agreement shall remain in full force and effect in accordance with its original terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment, or have caused this Amendment to be executed and delivered, to be effective as of                          , 2007.

Date:	By:
Name:
Title:

EMPLOYEE

Date: